Exhibit 99.1

Spansion Inc. Reports Third Quarter 2012 Results

Sunnyvale, California, October 25, 2012 -- Spansion Inc. (NYSE: CODE), a leading provider of Flash memory solutions, today announced operating results for its third fiscal quarter ended September 30, 2012.

On a U.S. GAAP basis, Spansion reported third quarter net sales of $239.7 million, gross margin of 32.7%, operating income of $14.0 million, net income of $5.1 million, and earnings per share of $0.08.

On a non-GAAP basis, net sales totaled $239.7 million, gross margin was 36.3%, operating income was $31.5 million, net income was $22.6 million, and diluted EPS was $0.36.

For reconciliation of GAAP to non-GAAP results, see accompanying tables “Reconciliation of U.S. GAAP to Non-GAAP Adjusted Financial Measures” on page 9.

Third Quarter 2012 Financial Highlights:

●	Revenue of $239.7 million
●	Non-GAAP adjusted gross margin of 36.3%
●	Non-GAAP adjusted operating income of $31.5 million or 13.1% of revenue
●	Adjusted EBITDA of $46.8 million
●	Non-GAAP EPS of $0.36 per share
●	Cash, cash equivalents and short term investments of $328 million

Third Quarter 2012 Business Highlights:

●	Continued market leadership and focused execution
●	Leading embedded NOR market with comprehensive product portfolio
●	Expanded product portfolio with new serial and NAND products
●	Over 520 new design wins across all segments with an increase in wins for newer products

“As a result of operational execution and customer adoption of new differentiated products in embedded markets, we delivered another profitable quarter with growing cash flow generation,” said John Kispert, president and CEO of Spansion. “Our leadership in the embedded market continues as our Flash memory solutions play a critical role in the next generation of electronics. We plan to continue to introduce new products based on our leading technology.”

Quarterly Conference Call and Accompanying Slide Presentation

Spansion will host a conference call Thursday, October 25, 2012 at 1:30 pm PT / 4:30 pm ET to discuss its third quarter 2012 results. A live webcast of the conference call, together with a slide presentation that includes supplemental financial information and reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, may be accessed through the investor relations section of Spansion's website at http://investor.spansion.com/.

Dial-in: 1- 866-730-5763 (toll free) or 1- 857-350-1587 (international); passcode: 42870545

An audio replay will be available two hours after the call and may be accessed via dial-in at 1-888-286-8010 (US) or 1-617-801-6888 (International) with the passcode 83396508 or by webcast on the investor relations section of Spansion's website at http://investor.spansion.com/.

Third Quarter 2012 Results

U.S. GAAP results, in $millions except per share data and percentages

	Q3 2012	Q2 2012	Q3 2011
Net Sales	$239.7	$233.4	$258.2
Gross Margin	32.7%	31.7%	28.5%
Operating Income	$14.0	$37.8	$23.2
Operating Margin	5.8%	16.2%	9.0%
Net income attributable to Spansion Inc. common stockholders	$5.1	$26.0	$7.3
Diluted Net Income Per Share	$0.08	$0.43	$0.12

Non-GAAP Results, in $millions except percentages

	Q3 2012	Q2 2012	Q3 2011
Adjusted Net Sales	$239.7	$233.4	$258.2
Adjusted Gross Profit	$87.0	$83.0	$93.4
Adjusted Gross Margin	36.3%	35.5%	36.2%
Adjusted Operating Income	$31.5	$25.0	$46.7
Adjusted Net Income	$22.6	$13.7	$30.3
Adjusted EBITDA	$46.8	$43.4	$69.3
Adjusted diluted EPS	$0.36	$0.22	$0.48

Business Outlook

For the fourth quarter of 2012, Spansion estimates U.S. GAAP net sales in the range of $220 million to $245 million and GAAP net income per share of $0.08 to $0.13.

The following charges are included in the guidance above:

($ in millions) Favorable/(Unfavorable)	COGS	Net Income
Intangible Amortization	(7)	(7)
Stock Based Compensation	(1)-(2)	(8)-(9)
Total	(8)-(9)	(15)-(16)

Excluding the above items, fourth quarter 2012 non-GAAP gross margin is expected to be in the range of 35.5% to 37.5%, and non-GAAP EPS is expected to be in the range of $0.33 and $0.37.

Use of Non-GAAP Financial Information

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for or superior to, the company's financial results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP and supplemental information is provided to enhance the user's overall understanding of the company's operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company's financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with U.S. GAAP. A reconciliation of each non-GAAP financial measure to the most direct, comparable GAAP financial measure is included below.

Upon emergence from bankruptcy on May 10, 2010, Spansion adopted fresh start accounting in accordance with U.S. GAAP. Fresh start accounting required resetting the historical net book values of Spansion's assets and liabilities to the related fair values.

About Spansion

Spansion's (NYSE: CODE) technology is at the heart of electronics systems, powering everything from the internet of today to the smart grid of tomorrow, positively impacting people's daily lives at work and play. Spansion's broad Flash memory product portfolio, smart innovation and industry leading service and support are enabling customers to achieve greater efficiency and success in their target markets. For more information, visit http://www.spansion.com.

Spansion®, the Spansion logo, MirrorBit®, MirrorBit® Eclipse™ and combinations thereof, are trademarks and registered trademarks of Spansion LLC in the United States and other countries. Other names used are for informational purposes only and may be trademarks of their respective owners.

Cautionary Statement

This release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements. The risks and uncertainties include the company's ability to: execute its business strategy; drive new design wins; reduce operating expenses; strengthen customer relations; accelerate the adoption of new products and obtain the anticipated cost savings. Additional risks related to the company's emergence from bankruptcy include: any negative impact on the company's business, results of operations, financial position or cash management arrangements; and the negative impact on relationships with employees, customers, suppliers, contract manufacturers and other stakeholders. In addition, the instability of the global economy and tight credit markets could continue to adversely impact the company's business in several respects, including adversely impacting: the credit quality and insolvency risk of the company and its customers and business partners, including suppliers and distributors; bookings; and demand for Spansion products. The company urges investors to review in detail the risks and uncertainties discussed in the company's Securities and Exchange Commission filings, including but not limited to the company's most recent Annual Report on Form 10-K for fiscal 2011 and Quarterly Reports on Form 10-Q. Unless otherwise required by applicable laws, the company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Press Contact:	Investor Relations:

Michele Landry	Melanie Friedman
Spansion Inc.	The Blueshirt Group
+1.408.616.3817	+1.415.217.4964
michele.landry@spansion.com	melanie@blueshirtgroup.com

Company News:	Investor Relations Web site:

http://www.spansion.com/	http://investor.spansion.com/

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In thousands, except per share amounts)

	Three Months Ended Sep 30, 2012	Three Months Ended July 1, 2012	Three Months Ended Sep 25, 2011
Net sales	$239,747	$233,440	$258,163
Cost of sales	161,281	159,529	184,486
Gross Profit	78,466	73,911	73,677

Research and development	27,407	29,631	21,721
Sales, general and administrative	35,228	35,617	28,728
Net gain on sale of Kuala Lumpur land and building	-	(28,434)	-
Restructuring charges (credits)	1,862	(729)	-
Operating income	13,969	37,826	23,228
Interest & other income (loss)	1,267	(556)	775
Interest expense	(7,339)	(7,903)	(7,629)

Income before income taxes	7,897	29,367	16,374
Provision for income taxes	(2,757)	(3,370)	(8,560)
Net income	5,140	25,997	$7,814
Less: Net income attributable to non-controlling interest	-	-	472
Net income attributable to Spansion Inc.	$5,140	$25,997	$7,342

Net income per common share attributable to Spansion Inc. common stockholders
Basic	$0.09	$0.43	$0.12
Diluted	$0.08	$0.43	$0.12
Shares used in per share calculation
Basic	60,139	59,975	61,530
Diluted	60,820	60,475	62,607

Spansion Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In thousands)

Assets	Sep 30, 2012	July 1, 2012	Sep 25, 2011
Current assets:
Cash and cash equivalents	$279,460	$228,127	$235,520
Short-term investments	48,606	64,257	65,263
Accounts receivable, net	117,446	135,068	105,576
Inventories	172,503	159,875	210,722
Deferred income taxes	9,782	5,482	3,988
Prepaid expenses and other current assets	36,700	31,137	42,016
Total current assets	664,497	623,946	663,085

Property, plant and equipment, net	175,456	179,420	217,348
Intangible assets	156,802	163,449	184,370
Goodwill	167,216	167,143	167,280
Other assets	41,643	51,628	49,996
Total assets	$1,205,614	$1,185,586	$1,282,079

Liabilities and Equity
Current liabilities:
Accounts payable	78,902	68,252	104,754
Accrued compensation and benefits	33,878	28,948	23,776
Other accrued liabilities	46,738	41,483	59,137
Deferred income	15,065	24,103	14,593
Current portion of long-term debt and obligations under capital leases	11,468	12,045	4,292
Income taxes payable	4,810	3,966	3,783
Deferred income taxes, short-term	-	-	4,407
Total current liabilities	190,861	178,797	214,742

Deferred income taxes	9,314	5,022	1,320
Long-term debt, less current portion	405,832	420,618	445,667
Other long-term liabilities	31,436	26,111	28,385
Total liabilities	637,443	630,548	690,114

Class A Common stock, $0.001 par value, 150,000,000 shares authorized, 60,190,374 shares issued and outstanding	61	60	60
Class B common stock, $0.001 par value, 1 share authorized, 1 share issued and outstanding	-	-	-
Additional paid in capital	704,922	696,134	670,332
Accumulated deficit	(134,559)	(139,699)	(78,209)
Accumulated other comprehensive loss	(2,253)	(1,457)	(1,729)
Total Spansion Inc. stockholders' equity	568,171	555,038	590,454
Non-controlling interest	-	-	1,511
Total equity	568,171	555,038	591,965

Total liabilities and stockholders' equity	$1,205,614	$1,185,586	$1,282,079

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(In thousands)

	Three Months Ended Sep 30, 2012	Three Months Ended July 1, 2012	Three Months Ended Sep 25, 2011
Cash Flows from Operating Activities:
Net Income	$5,140	$25,997	$7,814
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22,611	26,137	28,826
Provision (benefit) for deferred income taxes	(87)	1,786	154
Net gain on sale of KualaLumpur land and building	-	(28,434)	-
Net gain on sale and disposal of property, plant and equipment	(1,117)	(4,046)	(1,533)
Compensation recognized under employee stock plans	8,761	8,968	4,624
Changes in operating assets and liabilities	27,010	(23,460)	(16,795)
Net cash provided by operating activities	62,318	6,948	23,090

Cash Flows from Investing Activities:
Proceeds from sale of property, plant and equipment	1,713	38,416	2,899
Purchase of property, plant and equipment	(12,166)	(9,358)	(10,828)
Purchase of marketable securities	(28,686)	(17,065)	(46,707)
Proceeds from maturities of marketable securities	44,336	16,649	3,236
Other	-	-	581
Net cash provided by (used for) investing activities	5,197	28,642	(50,819)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock due to options exercised	27	62	1,008
Payments on debt and capital lease obligations	(15,560)	(1,198)	(822)
Acquisition of noncontrolling interest	(720)	(3,304)	-
Cash settlement on hedging activities	(268)	(263)	(268)
Purchase of bankruptcy claims	-	-	(30,000)
Net cash used for financing activities	(16,521)	(4,703)	(30,082)

Effect of exchange rate changes on cash and cash equivalents	339	215	1,020
Net increase / (decrease) in cash and cash equivalents	51,333	31,102	(56,791)
Cash and cash equivalents at the beginning of period	228,127	197,025	292,311
Cash and cash equivalents at end of period	$279,460	$228,127	$235,520

Use of Non-GAAP Financial Information

To provide investors and others with additional information regarding Spansion's operating results, we have disclosed in this press release certain non-GAAP financial measures, including Adjusted operating income, Adjusted net income, and Adjusted EBITDA. These non-GAAP financial measures are a supplement to, and not a substitute for or superior to, the company's results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP financial measures are provided to enhance the user's overall understanding of the company's operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company's financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results, as well as the impact of fresh start accounting. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Spansion has provided a reconciliation of the non-GAAP financial measures used in this release to the most directly comparable GAAP financial measures:

●

Adjusted operating income differs from GAAP operating income in that it excludes the impact of non-recurring items, amortization of intangibles, fresh start accounting related adjustments, one-time restructuring charges or credits and stock compensation expense.

●

Adjusted net income differs from GAAP net income in that it excludes the impact of non-recurring items, amortization of intangibles, fresh start accounting related adjustments, one-time restructuring charges or credits, stock compensation expense and is adjusted for the associated tax impact of all these changes.

●	Adjusted EBITDA is a non-GAAP financial measure, and it is EBITDA adjusted for the impact of IP amortization and stock-based compensation.

Management believes these non-GAAP financial measures:

●

Reflect Spansion's ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in Spansion's business, as they exclude expenses that are not reflective of ongoing operating results;

●

Provide useful information to investors and others in understanding and evaluating Spansion's operating results and future prospects in the same manner as management and in comparing financial results across accounting periods;

●

Provide additional view of the performance of the company by adding interest expenses, taxes, depreciation and amortization to the net income. Further adjustments due to fresh start accounting and stock compensation expense attempt to exclude items that are either non-cash or non-recurring in nature.

 Reconciliation of U.S. GAAP to Non-GAAP Adjusted Financial Measures

Operating Income to Non-GAAP Adjusted Operating Income

($ in millions)	Q3 2012	Q2 2012	Q3 2011
GAAP operating income	$14.0	$37.8	$23.2
Add: Amortization of intangibles	6.8	7.3	6.3
Add: Fresh start adjustments	-	-	12.6
Add: Restructuring charges (credits)	1.9	(0.7)	-
Less: Net gain on sale of Kuala Lumpur land and building	-	(28.4)	-
Add: Stock compensation expense	8.8	9.0	4.6
Non-GAAP Operating Income	$31.5	$25.0	$46.7

Net Income to Non-GAAP Adjusted Net Incomes

($ in millions)	Q3 2012	Q2 2012	Q3 2011
GAAP net income	$5.1	$26.0	$7.3
Add: Amortization of intangibles	6.8	7.3	6.3
Add: Fresh start adjustments	-	-	12.6
Add: Restructuring charges (credits)	1.9	(0.7)	-
Less: Net gain on sale of Kuala Lumpur land and building	-	(28.4)	-
Add: Stock compensation expense	8.8	9.0	4.6
Less:Amortization of intangibles relating to non-controlling interest	-	-	(0.1)
Add: Tax adjustments	-	0.5	(0.4)
Non-GAAP Net Income	$22.6	$13.7	$30.3

Net Income to Adjusted EBITDA

($ in millions)	Q3 2012	Q2 2012	Q3 2011
GAAP net income	$5.1	$26.0	$7.3
Add: Interest and other expense (income)	6.1	8.5	6.9
Add: Taxes	2.8	3.4	8.6
Add: Depreciation and amortization	22.1	25.6	28.8
Add: Restructuring charges (credits)	1.9	(0.7)	-
Less: Net gain on sale of Kuala Lumpur land and building	-	(28.4)	-
Add: Fresh start adjustments	-	-	12.6
Add: Stock compensation expense	8.8	9.0	4.6
Add: Net income attributable to non-controlling interest	-	-	0.5
Adjusted EBITDA	$46.8	$43.4	$69.3